UNITED STATES
                    SECURITIES AND  EXCHANGE  COMMISSION
                                 Washington, D.C. 20549

                                    FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 18, 2007

                          MEDISCIENCE TECHNOLOGY CORP.
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             (Exact name of registrant as specified in its charter)

         NEW JERSEY                     0-7405                  22-1937826
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(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)

1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey         08034
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      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code (215) 485 0362

         (Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2- below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

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Section 1 Registrants Business and Operations
Item  1.01. Entry into a material definitive agreement

Agreement dated May 18, 2007, between Mediscience Technology Corp/ BioScopix. And Dr. Fredrick Naftolin engaging him as Senior Medical Consultant (SMC) of Registrant effective May 18, 2007. The text of this agreement and Dr. Naftolin's CV is filed as Exhibit 99.1 hereto.

A copy of the Company's Press Release issued May 24 2007 to announce the entering into the aforementioned agreement is filed as Exhibit 99.2 hereto.

(Submitted in full compliance with sections 8-K 1.01 and 2.01 re: "materiality" as applicable and in fulfillment of SEC Section 6, 6.01 Regulation (FD) Full Disclosure, and Section 7 and 7.0 as well as all applicable and presently effective Sarbanes-Oxley disclosure requirements under Regulation G.


Item 9.01 Financial Statements and Exhibits

      c) Exhibits INDEX

Exhibit No.                Description

99.1   (SMC) agreement between Registrant and Dr. Fredrick Naftolin
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99.2   Press Release of the Company, dated:  May 24, 2007


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 22, 2007


                       MEDICSCIENCE TECHNOLOGY CORPORATION
                                 Peter Katevatis
         s/s Peter Katevatis, Chairman/CEO Mediscience Technology corp.

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